LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs) (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
2021	$ 0
2022	0
2023	0
2024	600,000
2025	500,000
Over 2025	500,129
Total long-term debt	$ 1,600,129	$ 1,450,128